UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OptiNose, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11(a)(2). Schedule and the date of its filing.

Your **Vote** Counts!

OPTINOSE, INC.

2022 Annual Meeting
Vote by June 7, 2022
11:59 PM ET

OPTINOSE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

D82398-P74013

You invested in OPTINOSE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 8, 2022
8:30 AM EDT

OptiNose, Inc.
1020 Stony Hill Road, Suite 300
Yardley, PA 19067

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials, which contain important information and are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a free paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Directors, each to serve until the Company's 2025 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified. **Nominees:** 01) Sandra L. Helton 02) Wilhelmus Groenhuysen 03) Joseph C. Scodari	For All
2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	For
NOTE: To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.	

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D82399-P74013